Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               --------------------------------------------------

         We consent to the use in this Registration Statement - Amendment No. 1 to Form SB-2 on Form S-1 of our report dated June 14, 2005, relating to the financial statements of Premier Exhibitions, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                             /s/ Kempisty & Company, CPAs, P.C.
                             ----------------------------------
                             Kempisty & Company
                             Certified Public Accountants, P.C.



April 7, 2006
New York, New York